                                                                   EXHIBIT 10.9

----------------------------------------------------------------------------------------------------------------------------------
    AWARD/CONTRACT                      1. THIS CONTRACT IS A RATED ORDER               RATING             PAGE OF PAGES
                                           UNDER DPAS (15 CFR 350)                               DOS1         1       32
----------------------------------------------------------------------------------------------------------------------------------
2. CONTRACT (Proc. Inst. Ident.) NO.   3. EFFECTIVE DATE            4. REQUISITION/PURCHASE/PROJECT NO.
                N00039-96-C-0097               29 AUG 1996                           N00039-95-PR-E8001/.1
----------------------------------------------------------------------------------------------------------------------------------
5. ISSUED BY                    CODE          N00039           6. ADMINISTERED BY (If other than item 5)     CODE     S2404A
                                    --------------------------                                                  ------------------
COMMANDER                                                      DCMAO Baltimore
Space and Naval Warfare Systems Command                        ATTN: Chesapeake
2451 Crystal Drive, Arlington, VA 22245-5200                   200 Towsontown Blvd., West
POC: E. McGinnis, 02-33M, (703)602-0599                        Towson, MD 21204-5299
----------------------------------------------------------------------------------------------------------------------------------
7. NAME AND ADDRESS OF CONTRACTOR (No., street, city, country, State and ZIP Code)  8. DELIVERY
                                                                                      [x]FOB ORIGIN    [ ] OTHER (See below)
Advanced Communication Systems, Inc.                                                ----------------------------------------------
10089 Lee Highway                                                                   9. DISCOUNT FOR PROMPT PAYMENT
Fairfax, VA 22030
                                                                                       N/A
                                                                                    ----------------------------------------------
                                                                                     10. SUBMIT INVOICES           ITEM
                                                                                     (4 copies unless other-
------------------------------------------------------------------------------------ wise specified) TO THE
CODE 2X691                             FACILITY CODE R414                            ADDRESS SHOWN IN:             See Block 12
----------------------------------------------------------------------------------------------------------------------------------
11. SHIP TO/MARK FOR              CODE                         12. PAYMENT WILL BE MADE BY                   CODE  SC1010
                                      ------------------------ DFAS-Columbus Center                              -----------------
                                                               DFAS-CO/Capital Division
                                                               P.O. Box 182263, Columbus, OH 43218-2263
----------------------------------------------------------------------------------------------------------------------------------
13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETI-      14. ACCOUNTING AND APPROPRIATION DATA
    TION:                                                      See attached Financial Accounting Data Sheet
 [ ] 10 U.S.C. 2304(c) ( N/A ) [ ]41 U.S.C. 253 (C) ( N/A )
----------------------------------------------------------------------------------------------------------------------------------
   15A. ITEM NO.               15B. SUPPLIES/SERVICES              15C. QUANTITY       15D. UNIT    15E. UNIT PRICE  15F. AMOUNT
----------------------------------------------------------------------------------------------------------------------------------

                    See Section B




----------------------------------------------------------------------------------------------------------------------------------
                                                                            15G. TOTAL AMOUNT OF CONTRACT         $  7,289,034.00
----------------------------------------------------------------------------------------------------------------------------------

                            16. TABLE OF CONTENTS

----------------------------------------------------------------------------------------------------------------------------------
(X)   SEC.            DESCRIPTION                 PAGE(S) (X)   SEC.                     DESCRIPTION                     PAGE(S)
----------------------------------------------------------------------------------------------------------------------------------
                 PART I - THE SCHEDULE                                          PART II - CONTRACT CLAUSES
----------------------------------------------------------------------------------------------------------------------------------
 X    A   SOLICITATION/CONTRACT FORM                1      X     I  CONTRACT CLAUSES                                      23-32
----------------------------------------------------------------------------------------------------------------------------------
 X    B   SUPPLIES OR SERVICES AND PRICES/COSTS   2-13           PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
----------------------------------------------------------------------------------------------------------------------------------
 X    C   DESCRIPTION/SPECS./WORK STATEMENT        13      X     J  LIST OF ATTACHMENTS                                     32
----------------------------------------------------------------------------------------------------------------------------------
 X    D   PACKAGING AND MARKING                    14                  PART IV - REPRESENTATIONS AND INSTRUCTIONS
----------------------------------------------------------------------------------------------------------------------------------
 X    E   INSPECTION AND ACCEPTANCE                14            K  REPRESENTATIONS, CERTIFICATIONS AND
--------------------------------------------------------------      OTHER STATEMENTS OF OFFERORS
 X    F   DELIVERIES OR PERFORMANCE                15
----------------------------------------------------------------------------------------------------------------------------------
 X    G   CONTRACT ADMINISTRATION DATA            15-17          L  INSTRS., CONDS., AND NOTICES TO OFFEROR
----------------------------------------------------------------------------------------------------------------------------------
 X    H   SPECIAL CONTRACT REQUIREMENTS           18-22          M  EVALUATION FACTORS FOR AWARD
----------------------------------------------------------------------------------------------------------------------------------
                                  CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
----------------------------------------------------------------------------------------------------------------------------------

17. [X]  CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor is re-     18. [ ] AWARD (Contractor is not required to sign this document).
quired to sign this document and return        2                  Your offer on Solicitation Number ______________________________
                                       ---------------------      including the additions or changes made by you which additions
copies to issuing office.)  Contractor agrees to furnish and      or changes are set forth in full above, is hereby accepted as to
deliver all items or perform all the services set forth or        items listed above and on any continuation sheets.  This award
otherwise identified above and on any continuation sheets         consummates the contract which consists of the following
for the consideration stated herein.  The rights and              documents: (a) the Government's solicitation and your offer, and
obligations of the parties to this contract shall be subject      (b) this award/contract.  No further contractual document is
to and governed by the following documents: (a) this award/       necessary.
contract, (b) the solicitation, if any, and (c) such
provisions, representations, certifications, and
specifications, as are attached or incorporated by refer-
ence herein. (Attachments are listed herein.)
----------------------------------------------------------------------------------------------------------------------------------
19A. NAME AND TITLE OF SIGNER (Type or print)                     20A. NAME OF CONTRACTING OFFICER
                                                                  KAREN SUE ERICKSON, Contracting Officer
/S/ GEORGE A. ROBINSON, President                                 Space and Naval Warfare Systems Command
----------------------------------------------------------------------------------------------------------------------------------
19B. NAME OF CONTRACTOR                       19C. DATE SIGNED    20B. UNITED STATES OF AMERICA                   20C. DATE SIGNED

BY /s/ GEORGE A. ROBINSON                       8 -29-96          BY   /s/ KAREN SUE ERICKSON                      29 AUG 1996
  ---------------------------------------                             -----------------------------------
  (Signature of person authorized to sign)                            (Signature of Contracting Officer)
----------------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8069                                    26-107                                  STANDARD FORM 26 (REV. 4-85)
PREVIOUS EDITION UNUSABLE                                                                       Prescribed by GSA
                                                                                                FAR (48 CFR) 53.214 (a)


                                                                N00039-96-C-0097

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

CLIN                        DESCRIPTION                                QTY/UNIT             AMOUNT
----                        -----------                                --------             ------
0001                        Management and Program                     291,200
                            Support for PD 17                          man-hours
                            (See Note 1)

0001AA                      O&MN Funds                                                      NSP
0001AB                      OPN Funds                                                       NSP
0001AC                      RDT&E Funds                                                     NSP
0001AD                      SCN Funds                                                       NSP
0001AE                      FMS Funds                                                       NSP


(Applicable to Items 0001AA through 0001AE)
Estimated Cost  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $   *
Facilities Capital Cost Money . . . . . . . . . . . . . . . . . . . . . . . . . . .  $   *
Fixed Fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $   *
Total Estimated Cost  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $  7,289,034

0002              Material (at cost plus G&A only)              Estimated            $  TBD
                  (See Note 2)

0003              Travel and Subsistence                        Estimated            $  TBD
                  (at cost plus G&A only in
                  accordance with the Joint
                  Travel Regulations and FAR 31.205-46)
                  (See Note 2)



NSP - Not Separately Priced
TBD - To Be Determined
One Staff-Year (SY) equals 2080 hours

* This material has been omitted pursuant to a request for confidential treatment. The material has been filed separately with the Securities and Exchange Commission.

                                                                N00039-96-C-0097



SECTION B

CLIN                        DESCRIPTION                                QTY/UNIT            AMOUNT
----                        -----------                                --------            ------
OPTION
0004                        Management and Program                     291,200
                            Support for PD 17                          man-hours
                            (See Note 1)

0004AA                      O&MN Funds                                                     NSP
0004AB                      OPN Funds                                                      NSP
0004AC                      RDT&E Funds                                                    NSP
0004AD                      SCN Funds                                                      NSP
0004AE                      FMS Funds                                                      NSP

(Applicable to Items 0004AA through 0004AE)
Estimated Cost  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $  *
Facilities Capital Cost Money . . . . . . . . . . . . . . . . . . . . . . . . . . .  $  *
Fixed Fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $  *
Total Estimated Cost  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $  7,292,223

OPTION
0005              Material (at cost plus G&A only)              Estimated            $    TBD
                  (See Note 2)

OPTION
0006              Travel and Subsistence                        Estimated            $    TBD
                  (at cost plus G&A only in
                  accordance with the Joint
                  Travel Regulations and FAR 31.205-46)
                  (See Note 2)

* This material has been omitted pursuant to a request for confidential treatment. The material has been filed separately with the Securities and Exchange Commission.

NSP - Not Separately Priced
TBD - To Be Determined
One Staff-Year (SY) equals 2080 hours

                                                                N00039-96-C-0097

SECTION B

CLIN              DESCRIPTION                                   QTY/UNIT                AMOUNT
----              -----------                                   --------                ------
OPTION
0007              Management and Program                        291,200
                  Support for PD 17                             man-hours
                  (See Note 1)

0007AA            O&MN Funds                                                               NSP
0007AB            OPN Funds                                                                NSP
0007AC            RDT&E Funds                                                              NSP
0007AD            SCN Funds                                                                NSP
0007AE            FMS Funds                                                                NSP

(Applicable to Items 0007AA through 0007AE)
Estimated Cost  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $  *
Facilities Capital Cost Money . . . . . . . . . . . . . . . . . . . . . . . . . . .  $  *
Fixed Fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $  *
Total Estimated Cost  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $  7,034,877

OPTION
0008              Material (at cost plus G&A only)              Estimated            $   TBD
                  (See Note 2)

OPTION
0009              Travel and Subsistence                        Estimated            $   TBD
                  (at cost plus G&A only in
                  accordance with the Joint
                  Travel Regulations and FAR 31.205-46)
                  (See Note 2)

* This material has been omitted pursuant to a request for confidential treatment. The material has been filed separately with the Securities and Exchange Commission.


NSP - Not Separately Priced
TBD - To Be Determined
One Staff-Year (SY) equals 2080 hours

                                                                N00039-96-C-0097

SECTION B

CLIN              DESCRIPTION                                   QTY/UNIT                AMOUNT
----              -----------                                   --------                ------
OPTION
0010              Management and Program                        291,200
                  Support for PD 17                             man-hours
                  (See Note 1)

0010AA            O&MN Funds                                                               NSP
0010AB            OPN Funds                                                                NSP
0010AC            RDT&E Funds                                                              NSP
0010AD            SCN Funds                                                                NSP
0010AE            FMS Funds                                                                NSP

(Applicable to Items 0010AA through 0010AE)
Estimated Cost  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $  *
Facilities Capital Cost Money . . . . . . . . . . . . . . . . . . . . . . . . . . .  $  *
Fixed Fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $  *
Total Estimated Cost  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $  7,021,933


OPTION
0011              Material (at cost plus G&A only)              Estimated            $   TBD
                  (See Note 2)

OPTION
0012              Travel and Subsistence                        Estimated            $   TBD
                  (at cost plus G&A only in
                  accordance with the Joint
                  Travel Regulations and FAR 31.205-46)
                  (See Note 2)

* This material has been omitted pursuant to a request for confidential treatment. The material has been filed separately with the Securities and Exchange Commission.


NSP - Not Separately Priced
TBD - To Be Determined
One Staff-Year (SY) equals 2080 hours

                                                                N00039-96-C-0097


SECTION B

CLIN              DESCRIPTION                                   QTY/UNIT                AMOUNT
----              -----------                                   --------                ------
OPTION
0013              Management and Program                        291,200
                  Support for PD 17                             man-hours
                  (See Note 1)

0013AA            O&MN Funds                                                               NSP
0013AB            OPN Funds                                                                NSP
0013AC            PDT&E Funds                                                              NSP
0013AD            SCN Funds                                                                NSP
0013AE            FMS Funds                                                                NSP

(Applicable to Items 0013AA through 0013AE)
Estimated Cost  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $  *
Facilities Capital Cost Money . . . . . . . . . . . . . . . . . . . . . . . . . . .  $  *
Fixed Fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $  *
Total Estimated Cost  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $  7,044,904

OPTION
0014              Material (at cost plus G&A only)              Estimated            $   TBD
                  (See Note 2)

OPTION
0015              Travel and Subsistence                        Estimated            $   TBD
                  (at cost plus G&A only in
                  accordance with the Joint
                  Travel Regulations and FAR 31.205-46)
                  (See Note 2)

* This material has been omitted pursuant to a request for confidential treatment. The material has been filed separately with the Securities and Exchange Commission.


NSP - Not Separately Priced
TBD - To Be Determined
One Staff-Year (SY) equals 2080 hours

SECTION B                                                      N00039-96-C-0097

Note 1: The Government anticipates that services provided during the base year and subsequent years, if and to the extent the options are exercised, will be funded by more than one appropriation type (e.g. R&D, O&MN, OPN, SCN, FMS). In accordance with the Section H clause entitled "Segregation of Costs", the contractor shall segregate costs at the lowest level of performance which, as a minimum, shall be by appropriation type and year (e.g. Fiscal Year (FY) 1990 O&MN, FY 1990 R&D, FY 1991 O&MN, FY 91 R&D).

Note 2: This contract includes estimated amounts for the cost of contractor personnel travel and contractor's materials. The contractor shall be reimbursed up to such amount for the contractor personnel travel costs that are otherwise allowable in accordance with the version of FAR 31.205-46 effective on the date of execution of this contract or contract modification and the contractor shall be reimbursed up to such amount for the contractor's allowable material costs. The contractor represents that such amounts are both necessary and sufficient for the performance of the work required by this contract; accordingly the contractor agrees that the costs of contractor personnel travel and materials, if any, in excess of the estimated amount shall be unallowable under this or any other government contract or subcontract; and the government shall not be obligated to reimburse the contractor for any costs of contractor personnel travel and/or materials costs in excess of the estimated amount unless the Procuring Contractor Officer, prior to additional contractor personnel travel or material costs having been incurred, shall have notified the contractor that the estimated amount has been increased, and has specified in such notice the amount of any increase. No notice, communication or representation in any form or from any person other than the Procuring Contracting Officer shall affect the foregoing limitation on allowability to cost of contractor personnel travel and materials.

Increases in the foregoing limitation shall not be considered an authorization to the contractor to exceed the estimated costs set forth in the schedule.

Change orders issued pursuant to the changes clause of this contract shall not be considered an authorization to the contractor to exceed the foregoing limitation in the absence of a statement in the change order, or other contract modification, increasing the limitation.


B-1 PAYMENT OF FIXED FEE BASED ON STAFF-HOURS (TERM TYPE) (MAR 94) (SPAWAR 5252.216-9201) (APPLICABLE TO ITEMS 0001AA, 0001AB, 0001AC, 0001AD, AND 0001AE)

The fixed fee for work performed under this contract is $   *  , provided that
not less than 291,200 staff-hours of direct labor are so employed on such work by the Contractor. If substantially less than 291,200 staff-hours of direct labor are so employed for such work, the fixed fee shall be equitably reduced to reflect the reduction of work. The Government shall make payments to the Contractor when requested as work progresses, but not more frequently than bi-weekly, on account of the fixed fee, equal to

*    percent of the amounts invoiced.


* This material has been omitted pursuant to a request for confidential treatment. The material has been filed separately with the Securities and Exchange Commission.

SECTION B                                                       N00039-96-C-0097

by the Contractor under the "ALLOWABLE COST AND PAYMENT" clause hereof for the related period, subject to the withholding provisions of paragraph (b) of the "FIXED FEE" clause provided that the total of all such payments shall not exceed eighty-five percent (85%) of the fixed fee. Any balance of fixed fee shall be paid to the Contractor. Any overpayment of fixed fee shall be repaid by the Contractor or otherwise credited to the Government, at the time of final payment.

B-2 PAYMENT OF FIXED FEE BASED ON STAFF-HOURS (TERM TYPE) (MAR 94) (SPAWAR 5252.216-9201) (APPLICABLE TO ITEMS 0004AA, 0004AB, 0004AC, 0004D, AND 0004AE
IF AND TO THE EXTENT THE OPTION IS EXERCISED)

The fixed fee for work performed under this contract is $ * , provided that not less than 291,200 staff-hours of direct labor are so employed on such work by the Contractor. If substantially less than 291,200 staff-hours of direct labor are so employed for such work, the fixed fee shall be equitably reduced to reflect the reduction of work. The Government shall make payments to the Contractor when requested as work progresses, but not more frequently than bi-weekly, on account of the fixed fee, equal to * percent of the amounts invoiced by the Contractor under the "ALLOWABLE COST AND PAYMENT" clause hereof for the related period, subject to the withholding provisions of paragraph (b) of the "FIXED FEE" clause provided that the total of all such payments shall not exceed eighty-five percent (85%) of the fixed fee. Any balance of fixed fee shall be paid to the Contractor. Any overpayment of fixed fee shall be repaid by the Contractor or otherwise credited to the Government, at the time of final payment.

B-3 PAYMENT OF FIXED FEE BASED ON STAFF-HOURS (TERM TYPE) (MAR 94) (SPAWAR 5252.216-9201) (APPLICABLE TO ITEMS 0007AA, 0007AB, 0007AC, 0007AD, AND 0007AE,
IF AND TO THE EXTENT THE OPTION IS EXERCISED)

The fixed fee for work performed under this contract is $ * , provided that not less than 291,200 staff-hours of direct labor are so employed on such work by the Contractor. If substantially less than 291,200 staff-hours of direct labor are so employed for such work, the fixed fee shall be equitably reduced to reflect the reduction of work. The Government shall make payments to the Contractor when requested as work progresses, but not more frequently than bi-weekly, on account of the fixed fee, equal to * percent of the amounts invoiced by the Contractor under the "ALLOWABLE COST AND PAYMENT" clause hereof for the related period, subject to the withholding provisions of paragraph (b) of the "FIXED FEE" clause provided that the total of all such payments shall not exceed eighty-five percent (85%) of the fixed fee. Any balance of fixed fee shall be paid to the Contractor. Any overpayment of fixed fee shall be repaid by the Contractor or otherwise credited to the Government, at the time of final payment.

* This material has been omitted pursuant to a request for confidential treatment. The material has been filed separately with the Securities and Exchange Commission.

SECTION B                                                       N00039-96-C-0097

B-4 PAYMENT OF FIXED FEE BASED ON STAFF-HOURS (TERM TYPE) (MAR 94) (SPAWAR 5252.216-9201) (APPLICABLE TO ITEMS 0010AA, 0010AB, 0010AC, 0010AD, AND 0010AE,
IF AND TO THE EXTENT THE OPTION IS EXERCISED)

The fixed fee for work performed under this contract is $ * , provided that not less than 291,200 staff-hours of direct labor are so employed on such work by the Contractor. If substantially less than 291,200 staff-hours of direct labor are so employed for such work, the fixed fee shall be equitably reduced to reflect the reduction of work. The Government shall make payments to the Contractor when requested as work progresses, but not more frequently than
bi-weekly, on account of the fixed fee, equal to  *   percent of the amounts
invoiced by the Contractor under the "ALLOWABLE COST AND PAYMENT" clause hereof for the related period, subject to the withholding provisions of paragraph (b) of the "FIXED FEE" clause provided that the total of all such payments shall not exceed eighty-five percent (85%) of the fixed fee. Any balance of fixed fee shall be paid to the Contractor. Any overpayment of fixed fee shall be repaid by the Contractor or otherwise credited to the Government, at the time of final payment.


B-5 PAYMENT OF FIXED FEE BASED ON STAFF-HOURS (TERM TYPE) (MAR 94) (SPAWAR 5252.216-9201) (APPLICABLE TO ITEMS 0013AA, 0013AB, 0013AC, 6013AD, AND
0013AE, IF AN TO THE EXTENT THE OPTION IS EXERCISED)

The fixed fee for work performed under this contract is $  * , provided that not less than 291,200 staff-hours of direct labor are so employed on such work by the Contractor. If substantially less than 291,200 staff-hours of direct labor are so employed for such work, the fixed fee shall be equitably reduced to reflect the reduction of work. The Government shall make payments to the Contractor when requested as work progresses, but not more
frequently than bi-weekly, on account of the fixed fee, equal to   *
percent of the amounts invoiced by the Contractor under the "ALLOWABLE COST AND PAYMENT" clause hereof for the related period, subject to the withholding provisions of paragraph (b) of the "FIXED FEE" clause provided that the total of all such payments shall not exceed eighty-five percent (85%) of the fixed fee. Any balance of fixed fee shall be paid to the Contractor. Any overpayment of fixed fee shall be repaid by the Contractor or otherwise credited to the Government, at the time of final payment.

B-6 ALLOTMENT OF FUNDS (JAN 89) (SPAWAR 5252.232-9200)

  a. This contract is incrementally funded with respect to both cost and fee.

  b. The amounts presently available and allotted to this contract for payment of fee, as provided in the Section I clause of this contract entitled "FIXED FEE", are as follows:

* This material has been omitted pursuant to a request for confidential treatment. The material has been filed separately with the Securities and Exchange Commission.

SECTION B                                                       N00039-96-C-0097

     ITEM(S)              ALLOTTED TO FIXED FEE
     -------              ---------------------
     0001AB                       **

  c. The amounts presently available and allotted to this contract for payment of cost, subject to the Section I "LIMITATION OF FUNDS" clause, the items covered thereby and the period of performance which it is estimated the allotted amount will cover are as follows:


     ITEM(S)              ALLOTTED TO COST       PERIOD OF PERFORMANCE
     -------              -----------------      ---------------------
     0001AB                      **               15 October 1996
     0002                        **               15 October 1996
     0003                        **               15 October 1996


  d. The parties contemplate that the Government will allot additional amounts to this contract from time to time by unilateral contract modification, and any such modification shall state separately the amounts allotted for cost and for fee, the items covered thereby, and the period of performance the amounts are expected to cover.



B-7 LEVEL OF EFFORT - FEE ADJUSTMENT FORMULA I (MAR 94) (SPAWAR 5252.216-9204)

(a) Subject to the provisions of the "Limitation of Cost" or "Limitation of Funds" clause (whichever is applicable to this contract), the level of effort for the performance of work under this contract shall be as follows:


         CLIN                 Total Staff-hours
         ----                  of Direct Labor
                               ---------------
         0001                       291,200
         0004*                      291,200

** This material has been omitted pursuant to a request for confidential treatment. The material has been filed separately with the Securities and Exchange Commission.

SECTION B                                                       N00039-96-C-0097

         CLIN          Total Staff-hours
         ----           of Direct Labor
                        ---------------
         0007*               291,200
         0010*               291,200
         0013*               291,200

*If and to the extent the option is exercised.

The Contractor agrees to provide the total level of effort specified above in performance of work described in Sections "B" and "C" of this contract. The total staff-hours of direct labor shall include subcontractor direct labor hours for those subcontractors identified in the Contractor's proposal as having hours included in the proposed level of effort.

(b) Of the total staff-hours of direct labor set forth above, it is estimated that *** staff-hours are competitive time (uncompensated overtime). Competitive time (uncompensated overtime) is defined as hours provided by personnel in excess of 40 hours per week without additional compensation for such excess work. All other effort is defined as compensated effort. If no amount is indicated in the first sentence of this paragraph, competitive time (uncompensated overtime) effort performed by the contractor shall not be counted in fulfillment of the level of effort obligations under this contract.

(c) Effort performed in fulfilling the total level of effort obligations specified above shall only include effort performed in direct support of this contract and shall not include time and effort expended on such things as local travel to and from an employee's usual work location, uncompensated effort while on travel status, truncated lunch periods, work (actual or inferred) at an employee's residence or other non-work locations or other time and effort which does not have a specific and direct contribution to the tasks described in Section "B".

(d) It is understood and agreed that the rate of staff-hours per month may fluctuate in pursuit of the technical objective provided that such fluctuation does not result in the utilization of the total staff-hours of effort prior to the expiration of the term hereof, and it is further understood and agreed


**       CLIN                       Competitive Time Hours
         ----                       ----------------------
         0001                              ***
         0004                              ***
         0007                              ***
         0010                              ***
         0013                              ***
         ----
         Total                             ***

*** This material has been omitted pursuant to a request for confidential treatment. The material has been filed separately with the Securities and Exchange Commission.

SECTION B                                                       N00039-96-C-0097


that the number of hours of effort for any classification may be utilized by the contractor in any other direct labor classification if necessary for the performance of the work. Written notification shall be furnished to the Contracting Officer whenever eighty-five percent (85%) of the established level of effort is reached.

(e) If the total level of effort specified in paragraph (a) above is not provided by the contractor during the period of this contract, the Contracting Officer shall either (1) reduce the fixed fee of the contract as follows:


         Fee reduction = Fixed Fee x (required LOE - Expended LOE)
                         -----------------------------------------
                                      Required LOE


or (2) subject to the provisions of the "Limitation of Cost" or "Limitation of Funds" (whichever is applicable) require the Contractor to continue to perform work until the total number of man-hours of direct labor specified in paragraph
(a) shall have been expended, at no increase in fixed fee of this contract.

(f) The Contractor shall provide and maintain an accounting system, acceptable to the Administrative Contracting Officer (ACO) and the Defense Contract Audit Agency (DCAA), which collects costs incurred and effort (compensated and uncompensated, if any) provided in fulfillment of the level of effort obligations of this contract. The Contractor shall indicate on each invoice the total level of effort claimed during the period covered by the invoice, separately identifying compensated effort and uncompensated effort, if any.

(g) Within 45 days after completion of the work under each separately identified period of performance hereunder, the Contractor shall submit the following information in writing to the Contracting Officer with copies to the cognizant Contract Administration Office and DCAA office to which vouchers are submitted:

         1. The total number of staff-hours of direct labor expended during the applicable period.

         2. A breakdown of this total showing the number of staff-hours expended in each direct labor classification and associated direct and indirect costs.

         3. A breakdown of other costs incurred.

         4. The Contractor's estimate of the total allowable cost incurred under the contract for the period.

SECTION B                                                       N00039-96-C-0097

In the case of a cost underrun, the Contractor shall submit the following information in addition to that required above:

         5. The amount by which the estimated cost of this contract may be reduced to recover excess funds and the total amount of staff-hours not expended, if any.

         6. A calculation of the appropriate fee reduction in accordance with this clause.

All submissions required by this paragraph shall include subcontractor information, if any.

(h) Notwithstanding any of the provisions in the above paragraphs, in the event that the Contractor has provided not more than 105% nor less than 95% of the required level of effort specified for each separately identified period of performance in paragraph (a) above, within the term and estimated cost set forth in this contract, then the fee shall remain the same as set forth in Section "B".

(i) SPECIAL INSTRUCTION TO THE PAYING OFFICE REGARDING WITHHELD FEE

         Fees withheld pursuant to the provisions of this contract, such as the withholding provided by the "Allowable Cost and Payment" and "Fixed Fee" clauses, shall not be paid until the contract has been modified to reduce the fixed fee in accordance with paragraph (e) above, except that no such action is required if the total level of effort provided falls within the limits established in paragraph (h) above.


SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

Item 0001 and Option Items 0004, 0007, 0010, and 0013, if and to the extent the options are exercised, shall be performed in accordance with the Statement of Work entitled "Statement of Work for PD 70 Program and Management Support" attached hereto.

The estimated amount to be included in the contract by the government at the time of contract award for travel and material under Items 0002 and 0003 and Option Items 0005, 0006, 0008, 0009, 0011, 0012, 0014, and 0015, if and to
the extent the options are exercised, shall be provided only for travel and materials in performance of the Statement of Work requirements to be incurred by those contractor personnel whose labor costs are charged directly by the contractor to this contract.

SECTION D - PACKAGING AND MARKING

Any deliverables required by individual technical directions (see Clause H-5 entitled "TECHNICAL DIRECTION (COST TYPE CONTRACTS)") will be packaged and packed in accordance with standard commercial practice to ensure safe delivery.

All reports shall prominently show on the cover of the report:

         (1)  name and business address of the contractor
         (2)  contract number
         (3)  contract dollar amount
         (4) whether the contract was competitively or non-competitively awarded
         (5)  sponsor:

                 Department of the Navy
                 Space and Naval Warfare Systems Command
                 PD 72PA    CPK 5   RM 501


SECTION E - INSPECTION AND ACCEPTANCE

NOTICE: The following solicitation provisions and/or contract clauses pertinent to this section are hereby incorporated by reference.

FAR SOURCE       TITLE                             DATE
----------       -----                             ----
52.246-3         Inspection of Supplies-           APR 84
                 Cost Reimbursement

FAR SOURCE       TITLE                             DATE
----------       -----                             ----
52.246-5         Inspection of Services-           APR 84
                 Cost Reimbursement


E-1 Item 0001 and Option Items 0004, 0007, 0010, 0013, if and to the extent the options are exercised, and any deliverables required by technical directions thereunder, shall be inspected and accepted at destination by the Commander, Space and Naval Warfare Systems Command, SPAWAR 2451 Cyrstal Drive, Code 72PA, Arlington, VA, 22245-5200, or his duly authorized representative.

SECTION F - DELIVERIES OR PERFORMANCE

NOTICE: The following solicitation provisions and/or contract clauses pertinent to this section are hereby incorporated by reference.

FAR SOURCE       TITLE                                               DATE
----------       -----                                               ----
52.242-15        Stop-Work Order - Alternate 1 (APR 84)              AUG 89

F-1 The period of performance of Items 0001AA, 0001AB, 0001AC, 0001AD, 0001AE, 0002, and 0003 shall be from the effective date of contract award through 30 September 1996.

F-2 The period of performance of Items 0004AA, 0004AB, 0004AC, 0004AD, 0004AE, 0005, and 0006, if and to the extent options are exercised, shall be from 01 October 1996 through 30 September 1997.

F-3 The period of performance of Items 0007AA, 0007AB, 0007AC, 0007AD, 0007AE, 0008, and 0009, if and to the extent options are exercised, shall be from 01 October 1997 through 30 September 1998.

F-4 The period of performance of Items 0010AA, 0010AB, 0010AC, 0010AD, 0010AE, 0011 and 0012, if and to the extent options are exercised, shall be from 01 October 1998 through 30 September 1999.

F-5 The period of performance of Items 0013AA, 0013AB, 0013AC, 0013AD, 0013AE, 0014, and 0015, if and to the extent options are exercised, shall be from 01 October 1999 through 30 September 2000.


SECTION G - CONTRACT ADMINISTRATION DATA

G-1 SUBMISSION OF INVOICES (COST-REIMBURSEMENT, TIME-AND-MATERIALS, LABOR-HOUR, OR FIXED PRICE INCENTIVE) (JUL 92) (NAPS 5252.232-9001)

(a) "Invoice" as used in this clause includes contractor requests for interim payments using public vouchers (SF-1034) but does not include contractor requests for progress payments under fixed price incentive contracts.

(b) The Contractor shall submit invoices and any necessary supporting documentation, in an original and 6 copies, to the contract auditor at the following address:

SECTION G

                 Defense Logistics Agency
                 DCMAO Manassas
                 10500 Battleview Parkway, Suite 200
                 Manassas, VA 22110-2342

unless delivery orders are applicable, in which case invoices will be segregated by individual order and submitted to the address specified in the order. In addition, an information copy shall be submitted to SPAWAR 02-33. Following verification, the contract auditor will forward the invoice to the designated payment office for payment in the amount determined to be owing, in accordance with the applicable payment (and fee) clause(s) of this contract.

(c) Invoices requesting interim payments shall be submitted no more than once every two weeks, unless another time period is specified in the Payments clause of this contract. For indefinite delivery type contracts, interim payment invoices shall be submitted no more than once every two weeks for each delivery order. There shall be a lapse of no more than 30 calendar days between performance and submission of an interim payment invoice.

(d) In addition to the information identified in the Prompt Payment clause herein, each invoice shall contain the following information, as applicable:

         (1)  Contract line item number (CLIN)
         (2)  Subline item number (SLIN)
         (3)  Accounting Classification Reference Number (ACRN)
         (4)  Payment terms
         (5)  Procuring activity
         (6)  Date supplies provided or services performed
         (7)  Costs incurred and allowable under the contract
         (8) Vessel (e.g., ship, submarine or other craft) or system for which supply/services is provided

(e)  A DD Form 250, "Material Inspection and Receiving Report",

               xx is required with each invoice submittal.
               --
                 is required only with the final invoice.
               --
                 is not required.
               --

SECTION G

(f)  A Certificate of Performance

            shall be provided with each invoice submittal.
         --
         xx is not required.
         --

(g) The Contractor's final invoice shall be identified as such, and shall list all other invoices (if any) previously tendered under this contract.

(h) Costs of performance shall be segregated, accumulated and invoiced to the appropriate ACRN categories to the extent possible. When such segregation of costs by ACRN is not possible for invoices submitted with CLINS/SLINS with more than one ACRN, an allocation ratio shall be established in the same ratio as the obligations cited in the accounting data so that costs are allocated on a proportional basis.


G-2 ADDRESS TO WHICH PAYMENT IS TO BE MAILED (JAN 89) (SPAWAR 5252.232-9204)

Payment hereunder shall be mailed to the following address:

         Advanced Communication Systems, Inc.
         Department 0885
         McLean, VA 22109-0885

G-3 PURCHASING OFFICE POINT OF CONTACT (OCT 1994) (SPAWAR 5252.242-9200)

The Purchasing Office Point of Contact for this procurement is:

         Mr. Ed McGinnis, SPAWAR Code 02-33M
         Commander, Space and Naval Warfare Systems Command
         2451 Crystal Drive (Crystal Park 5)
         Arlington, Virginia 22245-5200
         Telephone: (703) 602-0599  TeleFAX: (703) 602-2024

SECTION H - SPECIAL CONTRACT REQUIREMENTS                      N00039-96-C-0097

H-1 ORGANIZATIONAL CONFLICT OF INTEREST CLAUSE (JAN 89) (SPAWAR 5252.209-9201)

A. The Contractor understands and agrees that the Department of Defense will not consider it, its successors, or assignees (hereinafter referred to as "the Contractor"), as a source of supply for any system or major component thereof, or training related thereto, for which the Contractor provides technical support and management assistance under the contract. The Contractor further understands and agrees that it will not be allowed to be a subcontractor or consultant to a supplier of a system or any major components thereof, or training related thereto, for which the Contractor provides technical support and management assistance under this contract.

B. If, under this contract, the Contractor assists the Department of Defense in the preparation of a Statement of Work, or provides material leading directly, predictably, and without delay to a Statement of Work, to be used in the competitive procurement of a system or services, the Contractor understands and agrees that for the period from effective date of contract through 5 (five) years after contract completion it shall not be allowed to supply the services or the system or major components thereof, unless it is the sole source. The content of a Statement of Work shall not be considered predictable if more than one prime Contractor is involved in the preparation of material leading to it.

C. The Contractor hereby understands and agrees that if work to be performed under this contract requires access to proprietary data of other companies, the Contractor must agree with such other companies to protect such data from unauthorized use or disclosure so long as it remains proprietary. Evidence of such agreement must be made available to the PCO upon request. Further, the Contractor agrees that it will not utilize the data obtained from such other companies in performing for the Department of Defense additional studies in the same field which are obtained competitively.

D. Upon receipt of a technical direction issued under the provisions of this contract, the Contractor shall conduct a review of actual or potential Organizational Conflict of Interest (OC of I) as defined in and within the meaning of FAR Subpart 9.5. If in the opinion of the Contractor the performance of a task directed under this contract will involve an actual or potential OC of I, the Contractor shall notify the Contracting Officer and provide justification in support of its opinion. The Contracting Officer will thereupon determine whether in fact the task does involve an OC of I. If the Contracting Officer determines that an OC of I is involved, the Contractor shall not perform said task unless the parties agree to the restrictions imposed by FAR Subpart 9.5.

SECTION H                                                       N00039-96-C-0097

E. Any subcontractor which performs any work relative to this contract shall be subject to paragraphs A through D above.

F. The Contractor agrees to notify any subcontractor which, pursuant to paragraph E above, is subject to paragraphs A through D, above, that it is so subject.

G.  The prohibitions imposed by this clause may be waived by the Government.


H-2 INCORPORATION OF REPRESENTATIONS AND CERTIFICATIONS BY REFERENCE (NOV 91) (SPAWAR 5252.215-9210)

All representations and certifications and other written statements made by the contractor in response to SECTION K of the solicitation or at the request of the contracting officer, incident to the award of the contract or modification of this contract, are hereby incorporated by reference with the same force and effect as if they were given in full text.


H-3 SEGREGATION OF COSTS (AUG 92) (SPAWAR 5252.232-9206)

The Contractor agrees to segregate costs incurred under this contract at the lowest level of performance, either task or subtask, rather than on a total contract basis, and to submit invoices reflecting costs incurred at that level. Invoices shall contain summaries of work charged during the period covered, as well as overall cumulative summaries by labor category for all work invoiced to date, by line item, task or subtask.

Where multiple lines of accounting are present, the ACRN preceding the accounting citation will be found in Section B and/or Section C of the contract or in the task or delivery order which authorizes work. Payment of Contractor invoices shall be accomplished only by charging the ACRN which corresponds to the work invoiced. One (1) copy of each invoice will be provided to the COR, designated herein, and the PCO at the time of submission to DCAA.


H-4 SUBSTITUTION OF KEY PERSONNEL (JAN 89) (SPAWAR 5252.237-9204)

(a) The Offeror agrees to assign to the contract those persons whose resumes were submitted with his proposal and specifically listed herein who are necessary to fill the requirements of the contract:

SECTION H                                                      N00039-96-C-0097

Key Personnel
-------------
*                                 *
*                                 *
*                                 *
                 *


(b) The Offeror agrees that during the first ninety (90) days of the contract performance period no personnel substitutions will be permitted unless such substitutions are necessitated by an individual's sudden illness, death, or termination of employment. In any of these events, the Contractor shall promptly notify the Contracting Officer and provide the information required by paragraph (c) below. After the initial ninety (90) day period, all proposed substitutions must be submitted, in writing, at least fifteen (15) days, (thirty (30) days if security clearance is to be obtained), in advance of the proposed substitutions to the Contracting Officer, and provide the information required by paragraph (c) below.

(c) All requests for substitutions must provide a detailed explanation of the circumstances necessitating the proposed substitutions, a complete resume for the proposed substitute, and any other information requested by the Contracting Officer, needed by him to approve or disapprove the proposed substitution.
All proposed substitutes must have qualifications that are equal to or higher than the qualifications of the person to be replaced. The Contracting Officer or his authorized representative will evaluate such requests and promptly notify the Contractor of his approval or disapproval thereof.

H-5 TECHNICAL DIRECTION (COST TYPE CONTRACTS) (APR 92) (SPAWAR 5252.242-9202)

a. Technical Direction may be provided to the Contractor from time to time by the Contracting Officer or Contracting Officer's Representative, if authorized, during the term (term is defined as the period of performance for the basic contract and any options that may be exercised) of this contract. Technical Direction will provide specific information relating to the tasks contained in the Statement of Work and will be provided to the contractor in writing. Any Technical Direction issued hereunder will be subject to the terms and conditions of the contract. The contract shall control in the event of conflict with any Technical Direction issued hereunder, and cannot be modified by any Technical Direction.

* This material has been omitted pursuant to a request for confidential treatment. The material has been filed separately with the Securities and Exchange Commission.

SECTION H                                                      N00039-96-C-0097


b. As stated, Technical Direction shall be issued in writing and shall include, but not be limited to, the following information.

         (a)  date of issuance of Technical Direction;
         (b)  applicable contract number;
         (c)  Technical Direction identification number;
         (d)  description of Technical Direction;
         (e)  estimated cost;
         (f)  estimated level of effort by labor category; and
         (g)  signature of the PCO/COR.

c. If the contractor does not agree with the estimated cost specified on the technical direction, or considers the technical direction to be outside the scope of the contract, he shall notify the PCO or COR immediately and, in the case of the estimated cost, arrive at a general agreement to the cost of the task. In the case of the direction requiring work that is out of the scope of the contract, the contractor shall not proceed with the effort unless and until the PCO executes a contract modification to include the change in scope.


H-6 OPTION FOR SERVICES (Applicable to Option Items 0004, 0005, and 0006)

The Government may, at any time on or before 30 November 1997 require the successful offeror (Contractor) to furnish all or any part of Item(s) 0004, 0005, and 0006 for delivery at the time(s) and place(s) and at the price(s) or estimated costs set forth herein. This option shall be exercised if at all, by written or telegraphic notice signed by the Contracting Officer and sent within the option period specified above.


H-7 OPTION FOR SERVICES (Applicable to Option Items 0007, 0008, and 0009)

The Government may, at any time on or before 30 November 1998 require the successful offeror (Contractor) to furnish all or any part of Item(s) 0007, 0008, and 0009 for delivery at the time(s) and place(s) and at the price(s) or estimated costs set forth herein. This option shall be exercised if at all, by written or telegraphic notice signed by the Contracting Officer and sent within the option period specified above.

SECTION H                                                      N00039-96-C-0097

H-8 OPTION FOR SERVICES (Applicable to Option Items 0010, 0011, and 0012)

The Government may, at any time on or before 30 November 1999 require the successful offeror (Contractor) to furnish all or any part of Item(s) 0010, 0011, and 0012 for delivery at the time(s) and place(s) and at the price(s) or estimated costs set forth herein. This option shall be exercised if at all, by written or telegraphic notice signed by the Contracting Officer and sent within the option period specified above.


H-9 OPTION FOR SERVICES (Applicable to Option Items 0013, 0014, and 0015)

The Government may, at any time on or before 30 November 2000 require the successful offeror (Contractor) to furnish all or any part of Item(s) 0013, 0014, and 0015 for delivery at the time(s) and place(s) and at the price(s) or estimated costs set forth herein. This option shall be exercised if at all, by written or telegraphic notice signed by the Contracting Officer and sent within the option period specified above.





                    (rest of page intentionally left blank)

                                                                N00039-96-C-0097

PART II - Contract Clauses

SECTION I - CONTRACT CLAUSES

CLAUSES INCORPORATED BY REFERENCE (JUN 1988) FAR 52.252-2


This solicitation and the resulting contract incorporates the following clauses by reference with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

NOTICE: The following solicitation and contract clauses are hereby incorporated by reference.

1. FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSES

FAR SOURCE
----------
TITLE            DATE
-----            ----
52.202-1         Definitions                                                                          OCT 95
52.203-3         Gratuities                                                                           APR 84
52.203-5         Covenant Against Contingent Fees                                                     APR 84
52.203-6         Restrictions on Sub-Contractor Sales To The                                          JUL 95
                 Government
52.203-7         Anti-Kickback Procedures                                                             JUL 95
52.203-10        Price or Fee Adjustment for Illegal or                                               SEP 90
                 Improper Activity
52.203-12        Limitation on Payments to Influence Certain                                          JAN 90
                 Federal Transactions
52.203-13        Procurement Integrity-Service Contracting                                            SEP 90
52.204-2         Security Requirements                                                                AUG 96
52.204-4         Printing/Copying Double-Sided on Recycled Paper                                      JUL 96
52.209-6         Protecting the Government's Interest when                                            JUL 95
                 Subcontracting with Contractors Debarred,
                 Suspended, or Proposed for Debarment
52.211-5         New Material                                                                         MAY 95
52.211-7         Other Than New Material, Residual Inventory,                                         MAY 95
                 and Former Government Surplus
52.211-15        Defense Priority and Allocation Requirements                                         SEP 90

COST REIMBURSEMENT SERVICES

SECTION I                                                       N00039-96-C-0097


FAR SOURCE       TITLE                                                                                DATE
----------       -----                                                                                ----
52.215-2         Audit and Records-Negotiation                                                        OCT 95
52.215-23        Price Reduction for Defective Cost or Pricing                                        OCT 95
                 Data-Modifications
52.215-25        Subcontractor Cost or Pricing Data-Modifications                                     OCT 95
52.215-31        Waiver of Facilities Capital Cost of Money                                           SEP 87
52.215-33        Order Of Precedence                                                                  JAN 86
52.215-39        Reversion or Adjustment of Plans for Postretirement Benefits Other                   MAR 96
                 Benefits Other Than Pensions (PRB)
52.215-40        Notification of Ownership Changes                                                    FEB 95
52.216-7         Allowable Cost and Payment                                                           AUG 96
52.216-8         Fixed Fee                                                                            APR 84
52.219-6         Notice of Total Small Business Set-Aside                                             APR 84
52.219-8         Utilization of Small Business Concerns and                                           OCT 95
                 Small Disadvantaged Business Concerns
52.222-2         Payment for Overtime Premiums (para (a) zero)                                        JUL 90
52.222-3         Convict Labor                                                                        AUG 96
52.222-26        Equal Opportunity                                                                    APR 84
52.222-28        Equal Opportunity Preaward Clearance of                                              APR 84
                 Subcontracts
52.222-35        Affirmative Action for Special Disabled and                                          APR 84
                 Vietnam Era Veterans
52.222-36        Affirmative Action for Handicapped Workers                                           APR 84
52.222-37        Employment Reports on Special Disabled Veterans                                      JAN 88
                 and Veterans of the Vietnam Era
52.222-41        Service Contract Act of 1965, as Amended                                             MAY 89
52.222-42        Statement of Equivalent Rates for Federal Hires                                      MAY 89
52.223-2         Clean Air and Water                                                                  APR 84
52.223-6         Drug-Free Workplace                                                                  JUL 90
52.225-11        Restrictions on Certain Foreign Purchases                                            MAY 92

52.227-1         Authorization and Consent (ALT I)                                                    JUL 95
52.227-2         Notice and Assistance Regarding Patent and                                           APR 84
                 Copyright Infringement
52.227-10        Filing of Patent Applications - Classified Subject Matter                            APR 84

COST REIMBURSEMENT SERVICES

SECTION I
                                                                N00039-96-C-0097

FAR SOURCE       TITLE                                                                                DATE
----------       -----                                                                                ----
52.228-7         Insurance-Liability to Third Persons                                                 MAR 96
52.232-9         Limitation on Withholding of Payments                                                APR 84
52.232-17        Interest                                                                             JUN 96
52.232-20        Limitation of Costs (automatically applies to fully funded CLINs)                    APR 84
52.232-22        Limitation of Funds (applies to incrementally funded CLINs)                          APR 84
52.232-23        Assignment of Claims                                                                 JAN 86
52.232-25        Prompt Payment                                                                       MAR 94
52.232-28        Electronic Funds Transfer Payment Methods                                            APR 89
52.233-1         Disputes                                                                             OCT 95
52.233-3         Protest After Award - ALT I (JUN 85)                                                 OCT 95
52.237-3         Continuity of Services                                                               JAN 91
52.242-1         Notice of Intent to Disallow Costs                                                   APR 84
52.242-13        Bankruptcy                                                                           JUL 95
52.243-2         Changes-Cost Reimbursement - (ALT II)                                                AUG 87
52.243-7*        Notification of Changes                                                              APR 84
52.244-2         Subcontracts (Cost Reimbursement and Letter                                          MAR 96
                 Contracts) (ALT I) (95 JUL)
52.244-5         Competition in Subcontracting                                                        JAN 96
52.245-5         Government Property (Cost Reimbursement,                                             JAN 86
                 Time and Material or Labor Hour Contracts)(DEV JUL 95)
52.246-25        Limitation of Liability - Services                                                   APR 84
52.247-63        Preference for U.S. Flag Air Carriers                                                APR 84
52.249-6         Termination (Cost Reimbursement)                                                     MAY 86
52.249-14        Excusable Delays                                                                     APR 84
52.251-1         Government Supply Sources                                                            APR 84
52.253-1         Computer Generated Forms                                                             JAN 91

*Paragraph (b)-30 days, paragraph (d)-60 days

COST REIMBURSEMENT SERVICES

SECTION I                                                      N00039-96-C-0097

II.  DOD FEDERAL ACQUISITION REGULATION SUPPLEMENT (48 CFR CHAPTER 2) CLAUSES

FAR
SUPPLEMENT       TITLE                                                   DATE
----------       -----                                                   ----
252.201-7000     Contracting Officer's Rep                               DEC 91
252.203-7000     Statutory Prohibitions on Compensation                  NOV 95
                 to Former Department of Defense Employees
252.203-7001     Special Prohibition on Employment                       NOV 95
252.203-7002     Display of DOD Hotline Poster                           DEC 91

252.204-7000     Disclosure of Information                               DEC 91
252.204-7003     Control of Government Personnel Work Produc             APR 92
252.205-7000     Provision of Information to Cooperative                 DEC 91
                 Agreement Holders
252.209-7000     Acquisitions from Subcontractors Subject                NOV 95
                 to On-Site Inspection Under the Intermediate-
                 Range Nuclear Forces (INF) Treaty
252.209-7004     Reporting of Commercial Transactions with               SEP 94
                 the Government of a Terrorist Country
252.211-7000     Acquisition Streamlining                                DEC 91
252.215-7000     Pricing Adjustment                                      DEC 91

252.219-7005*    Incentive for Subcontracting With Small
                 Businesses, Small Disadvantaged Businesses,
                 Historically Black Colleges and Universities,
                 and Minority Institutions                               NOV 95

252.223-7004     Drug-Free Work Force                                    SEP 88

252.225-7025     Foreign Source Restrictions                             APR 93
252.225-7026     Reporting of Contract Performance                       NOV 95
                 Outside the United States
252.225-7031     Secondary Arab Boycott of Israel                        JUL 92
252.231-7000     Supplemental Cost Principles                            DEC 91

* 1%


COST REIMBURSEMENT SERVICES

SECTION I                                                      N00039-96-C-0097

FAR
SUPPLEMENT       TITLE                                                    DATE
----------       -----                                                    ----
252.232-7006     Reduction or Suspension of Contract Payments             AUG 92
                 Upon Finding of Fraud
252.233-7000     Certification of Claims and Requests for                 MAY 94
                 Adjustment or Relief

252.245-7001     Reports of Government Property                           MAY 94
252.249-7001     Notification of Substantial Impact on Employment         DEC 91
252.251-7000     Ordering from Government Supply Sources                  MAY 95


REQUIREMENT FOR CERTIFICATE OF PROCUREMENT INTEGRITY-MODIFICATION (SEP 95) (FAR 52.203-9)

(a) Definitions. The definitions set forth in FAR 3.104-4 are hereby incorporated in this clause.

(b) The Contractor agrees that it will execute the certification set forth in paragraph (c) of this clause when requested by the contracting officer in connection with the execution of any modification of this contract.

(c) Certification. As required in paragraph (b) of this clause, the officer or employee responsible for the modification proposal shall execute the following certification:

           CERTIFICATE OF PROCUREMENT INTEGRITY-MODIFICATION (NOV 90)

(1) I, _____________________ am the officer or employee responsible for the {Name of certifier}

preparation of this modification proposal and hereby certify that, to the best of my knowledge and belief, with the exception of any information described in this certification, I have no information concerning a violation or possible violation of subsection 27(a), (b), (d), or (f) of the Office of Federal Procurement Policy Act, as amended* (41 U.S.C. 423), (hereinafter referred to as "the Act"), as implemented in the FAR, occurring during the conduct of this procurement _______________________________ (contract and modification number).

*Subsections 27(a), (b), and (d) are effective on December 1, 1990. Subsection 27(f) is effective on June 1, 1991.

  (2) As required by subsection 27(e)(1)(B) of the Act, I further certify that to the best of my knowledge and belief, each officer, employee, agent, representative, and consultant of {Name of offeror}

<NM,EDB>
SECTION I                                                      N00039-96-C-0097


who has participated personally and substantially in the preparation or submission of this proposal has certified that he or she's familiar with, and will comply with, the requirements of subsection 27(a) of the Act, as implemented in the FAR, and will report immediately to me any information concerning a violation or possible violation of subsections 27(a), (b) (d), or
(f) of the Act, as implemented in the FAR, pertaining to this procurement.


  (3) Violations or possible violations: (Continue on plain bond paper if necessary and label Certificate of Procurement Integrity-Modification (Continuation Sheet), ENTER "NONE" IF NONE EXISTS) __________________________ _______________________________________ {Signature of the officer or employee responsible for the modification to proposal and date}

_____________________________________________________________________________

{Typed name of the officer or employee responsible for the modification proposal}

THIS CERTIFICATION CONCERNS A MATTER WITHIN THE JURISDICTION OF AN AGENCY OF THE UNITED STATES AND THE MAKING OF A FALSE, FICTITIOUS, OR FRAUDULENT CERTIFICATION MAY RENDER THE MAKER SUBJECT TO PROSECUTION UNDER TITLE 18, UNITED STATES CODE, SECTION 1001.
         (End of certification)

(d) In making the certification in paragraph (2) of the certificate, the officer or employee of the competing Contractor responsible for the offer or bid, may rely upon a one-time certification from each individual required to submit a certification to the competing Contractor, supplemented by periodic training. These certifications shall be obtained at the earliest possible date after an individual required to certify begins employment or association with the contractor. If a contractor decides to rely on a certification executed prior to the suspension of section 27 (i.e., prior to December 1, 1989), the Contractor shall ensure that an individual who has so certified is notified that section 27 has been reinstated. These certifications shall be maintained by the Contractor for a period of 6 years from the date a certifying employee's employment with the company ends or, for an agency, representative, or consultant, 6 years from the date such individual ceases to act on behalf of the contractor.

(e) The certification required by paragraph (c) of this clause is a material representation of fact upon which reliance will be placed in executing this modification.


TRANSPORTATION OF SUPPLIES BY SEA (NOV 95) (DFARS 252.247-7023)

(a)      Definitions.  As used in this clause--

         (1) "Components" means articles, materials, and supplies incorporated directly into end

SECTION I                                                       N00039-96-C-0097

         products at any level of manufacture, fabrication or assembly by the Contractor or any subcontractor.

(2) "Department of Defense" (DoD) means the Army, Navy, Air Force, Marine Corps, and defense agencies.

(3) "Foreign flag vessel" means any vessel that is not a U.S.-flag vessel.

(4) "Ocean transportation" means any transportation aboard a ship, vessel, boat, barge, or ferry through international waters.

(5) "Subcontractor" means a supplier, materialman, distributor or vendor at any level below the prime contractor whose contractual obligation to perform results from, or is conditioned upon, award of the prime contract and who is performing any part of the work or other requirement of the prime contract.

(6) "Supplies" means all property, except land and interests in land, that is clearly identifiable for eventual use by or owned by the DoD at the time of transportation by sea.

         (i) An item is clearly identifiable for eventual use by the DoD if, for example, the contract documentation contains a reference to a DoD contract number or a military destination.

         (ii) "Supplies" includes (but is not limited to) public works; buildings and facilities; ships; floating equipment and vessels of every character, type, and description, with parts, subassemblies, accessories, and equipment; machine tools; material; equipment; stores of all kinds; end items; construction materials; and components of the foregoing.

(7) "U.S.-flag vessel" means a vessel of the United States or belonging to the United States, including any vessel registered or having national status under the laws of the United States.

(b) The Contractor shall employ U.S.-flag vessels in the transportation by sea of any supplies to be furnished in the performance of this contract. The Contractor and its subcontractors may request that the Contracting Officer authorize shipment in foreign-flag vessels, or designate available U.S.-flag vessels, if the Contractor or a subcontractor believes that-

         (1)     U.S.-flag vessels are not available for timely shipment;

SECTION I                                                       N00039-96-C-0097

         (2) The freight charges are inordinately excessive or unreasonable; or

         (3) Freight charges are higher than charges to private persons for transportation of like goods.

(c) The Contractor must submit any request for use of other than U.S.-flag vessels in writing to the Contracting Officer at least 45 days prior to the sailing date necessary to meet its delivery schedules. The Contracting Officer will process requests submitted after such date(s) as expeditiously as possible, but the Contracting Officer's failure to grant approvals to meet the shipper's sailing date will not of itself constitute a compensable delay under this or any other clause of this contract. Request shall contain at a minimum:

         (1)     Type, weight, and cube of cargo;

         (2)     Required shipping date;

         (3)     Special handling and discharge requirements;

         (4)     Loading and discharge points;

         (5)     Name of shipper and consignee;

         (6)     Prime contract number; and

         (7) A documented description of efforts made to secure U.S.-flag vessels, including points of contact (with names and telephone numbers) with at least two U.S.-flag carriers contacted. Copies of telephone notes, telegraphic and facsimile messages or letters will be sufficient for this purpose.

(d) The contractor shall, within (30) days after each shipment covered by this clause, provide the Contracting Officer and the Division of National Cargo, Office of Market Development, Maritime Administration, U.S. Department of Transportation, Washington, DC 20590, one copy of the rated on board vessel operating carrier's ocean bill of lading, which shall contain the following information--

         (1)     Prime contract number;

         (2)     Name of vessel;

         (3)     Vessel flag of registry;

         (4)     Date of loading;

SECTION I                                                       N00039-96-C-0097

         (5)     Port of loading;

         (6)     Port of final discharge;

         (7)     Description of commodity;

         (8)     Gross weight in pounds and cubic feet if available;

         (9)     Total ocean freight in U.S. dollars; and

         (10)    Name of the steamship company.

(e) The Contractor agrees to provide with its final invoice under this contract a representation that to the best of its knowledge and belief--

         (1) No ocean transportation was used in the performance of this contract;

         (2) Ocean transportation was used and only U.S.-flag vessels were used for all ocean shipments under the contract;

         (3) Ocean transportation was used, and the Contractor had the written consent of the Contracting Officer for all non-U.S.-flag ocean transportation; or

         (4) Ocean transportation was used and some or all of the shipments were made on non-U.S.-flag vessels without the written consent of the Contracting Officer. The Contractor shall describe these shipments in the following format:

                    ITEM                   CONTRACT
                 DESCRIPTION               LINE ITEMS               QUANTITY

         TOTAL

(f) If the final invoice does not include the required representation, the Government will reject and return it to the Contractor as an improper invoice for the purposes of the Prompt Payment clause of this contract. In the event there has been unauthorized use of non-U.S.-flag vessels in the performance of this contract, the Contracting Officer is entitled to equitably adjust the contract, based on the unauthorized use.

(g) The Contractor shall include this clause, including this paragraph (g) in all subcontracts under this

SECTION I                                                     N00039-96-C-0097


contract, which exceed the small purchase limitation of section 13.000 of the Federal Acquisition Regulation.


NOTIFICATION OF TRANSPORTATION OF SUPPLIES BY SEA (NOV 95 (DFARS 252.247-7024)

(a) The Contractor has indicated by the response to the solicitation provision, Representation of Extent of Transportation by Sea, that it did not anticipate transporting by sea any supplies. If, however, after the award of this contract, the Contractor learns that supplies, as defined in the Transportation of Supplies by Sea clause of this contract, will be transported by sea, the Contractor--

     (1)  Shall notify the Contracting Officer of the fact; and

     (2) Hereby agrees to comply with all the terms and conditions of the Transportation of Supplies by Sea clause of this contract.

(b) The Contractor shall include this clause, including this paragraph (b), revised as necessary to reflect the relationship of the contracting parties, in all subcontracts hereunder.


SECTION J - LIST OF ATTACHMENTS

Attachment A - Financial Accounting Data Sheet

Attachment B - Statement of Work for Management and Program Support
               Services for Program Directorate (PD) 70, dated 22 June 1995

Attachment C - Contract Security Classification Specification, DD Form 254

                    FINANCIAL ACCOUNTING DATA SHEET - NAVY

-------------------------------------------------------------------------------------------------------------------------------
 1. CONTRACT NUMBER (Critical)                           2. SPIIN (Critical)     3. MOD (Critical)     4. PR NUMBER

    N0003996CO097                                                                   000                    N0003995PRE8001 1
-------------------------------------------------------------------------------------------------------------------------------
 5.            6. LINE OF ACCOUNTING
               ----------------------------------------------------------------------------------------------------------------
                  A.          B.                 C.                 D.           E.       F.       G.     H.     I.     J.
    CLIN/SLIN      ACRN         APPROPRIATION       SUBHEAD           OBJ         PARM      RFM    SA     AAA    TT     PAA
                  (Crit)          (Critical)        (Crit)            CLA                               (Crit)

-------------------------------------------------------------------------------------------------------------------------------
    0001 AB          AA             1761810           52NN            000           EA       176    0    068342   2D    000000

    0002 AB          AA             1761810           52NN            000           EA       176    0    068342   2D    000000

    0003 AB          AA             1761810           52NN            000           EA       176    0    068342   2D    000000

-------------------------------------------------------------------------------------------------------------------------------


                                                                501
----------------------------------------------------------------------
                                                      PAGE 1 OF 1


----------------------------------------------------------------------
                         7.
-------------------------
K.                                          NAVY INTERNAL
        COST CODE                 AMOUNT        USE ONLY        TAC
-------------------------      (Critical)    REF DOC/ACRN       CODE
  PROJ
  UNIT     MCC    &SUF
----------------------------------------------------------------------
    NN103   ETS   0000         44,300.00    N0003996AFN52NN     N880

    NN103   ETS   0000          1,500.00    N0003996AFN52NN     N880

    NN103   ETS   0000            800.00    N0003996AFN52NN     N880

----------------------------------------------------------------------

No changes to this Document are Authorized without
prior consent of Authorizing Official below.
OBLIGATIONS OF FUNDS ARE AUTHORIZED IN AMOUNTS SHOWN IN COLUMN 7 ABOVE               Page Total                    46,600.00
                                                                                     Grand Total                   46,600.00
--------------------------------------------------------------------------------------------------------------------------------
PREPARED/AUTHORIZED BY:                                        COMPTROLLER APPROVAL:  /s/ CHARLES R. HOLLISTER
                                                                                      Donald T. Green, Accounting Officer
DATE:  8/27/96 JAMES G. CARROLL                                DATE  8/27/96          Phone: (703)602-1340 Fax: (703)602-8220
--------------------------------------------------------------------------------------------------------------------------------
                                                                                      CHARLES R. HOLLISTER
                                                                                      SUPERVISOR OPERATING ACCOUNTANT

------------------------------------------------------------------------------------------------------------------------------------
                     DEPARTMENT OF DEFENSE                   1. CLEARANCE AND SAFEGUARDING
         CONTRACT SECURITY CLASSIFICATION SPECIFICATION      -----------------------------------------------------------------------
        (THE REQUIREMENTS OF THE DOD INDUSTRIAL SECURITY     a. FACILITY CLEARANCE REQUIRED          SECRET
          MANUAL APPLY TO ALL SECURITY ASPECTS OF THIS       -----------------------------------------------------------------------
                          EFFORT.)                           b. LEVEL OF SAFEGUARDING REQUIRED       SECRET
------------------------------------------------------------------------------------------------------------------------------------
     2. THIS SPECIFICATION IS FOR: (x and complete as        3. THIS SPECIFICATION IS: (x and complete as applicable)
     applicable)
------------------------------------------------------------------------------------------------------------------------------------
     X a. PRIME CONTRACT NUMBER                              X  a. ORIGINAL (Complete date in all                       DATE(YYMMDD)
       N00039-96-C-0097                                         cases)                                                  940928
------------------------------------------------------------------------------------------------------------------------------------
       b. SUBCONTRACT NUMBER                                    b. REVISED (Supersedes           REVISION NO.           DATE(YYMMDD)
                                                                all previous specs)
------------------------------------------------------------------------------------------------------------------------------------
     X c. SOLICITATION OR OTHER NUMBER    DUE DATE(YYMMDD)      c. FINAL (Complete item 5 in all cases)                 DATE(YYMMDD)
       N00039-95-R-0049(Q)                19AUG96                                                                       960816
------------------------------------------------------------------------------------------------------------------------------------
     4. IS THIS A FOLLOW-ON CONTRACT?       [X]          YES    [ ]     No. If YES, complete the following:

     Classified material received or generated under  N00039-93-C-0122                   (Preceding Contract Number)
                                                      ---------------------------------
     is transferred to this follow-on contract
------------------------------------------------------------------------------------------------------------------------------------
     5. IS THIS A FINAL DD FORM 254?        [ ]          Yes   [X]         NO. If Yes, complete the following:


     In response to the contractor's request dated                             retention of the identified classified material is
                                                   ------------------------
                                                                               authorized for the period of
                                                                                                            ------------------------

------------------------------------------------------------------------------------------------------------------------------------
     6. CONTRACTOR (Include Commercial and Government Entity (CAGE) Code)
------------------------------------------------------------------------------------------------------------------------------------
     a. Name, Address, And Zip Code           b. CAGE CODE        c. COGNIZANT SECURITY OFFICE (Name, Address, and Zip Code)
     Advanced Communications Systems                              Defense Investigative Service
     10089 Lee Highway                                            2461 Eisenhower Ave
                                                                  Alexandria, Va 22331
     Fairfax, Va 22030                        2X691
------------------------------------------------------------------------------------------------------------------------------------
     7. SUBCONTRACTOR
------------------------------------------------------------------------------------------------------------------------------------
     a. Name, Address, And Zip Code           b. CAGE CODE        c. COGNIZANT SECURITY OFFICE (Name, Address, and Zip Code)


------------------------------------------------------------------------------------------------------------------------------------
     8. ACTUAL PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
     a. Location                              b. CAGE CODE        c. COGNIZANT SECURITY OFFICE (Name, Address, and Zip Code)


------------------------------------------------------------------------------------------------------------------------------------
     9. GENERAL IDENTIFICATION OF THIS PROCUREMENT
------------------------------------------------------------------------------------------------------------------------------------
     PROVIDE MANAGEMENT AND SUPPORT SERVICES FOR PD17

------------------------------------------------------------------------------------------------------------------------------------
     10. THIS CONTRACT WILL REQUIRE    Yes     No    11. IN PERFORMING THIS CONTRACT, THE CONTRACTOR WILL:              Yes     No
     ACCESS TO:
------------------------------------------------------------------------------------------------------------------------------------
     A. COMMUNICATIONS SECURITY                      A. HAVE ACCESS TO CLASSIFIED INFORMATION ONLY AT ANOTHER
     (COMSEC) INFORMATION              X             CONTRACTOR'S FACILITY OR A GOVERNMENT ACTIVITY                             X
------------------------------------------------------------------------------------------------------------------------------------
     B. RESTRICTED DATA                        X     B. RECEIVED CLASSIFIED DOCUMENTS ONLY                                      X
------------------------------------------------------------------------------------------------------------------------------------
     C. CRITICAL NUCLEAR WEAPON                      C. RECEIVE AND GENERATE CLASSIFIED MATERIAL                        X
     DESIGN INFORMATION                        X
------------------------------------------------------------------------------------------------------------------------------------
     D. FORMERLY RESTRICTED DATA               X     D. FABRICATE, MODIFY, OR STORE CLASSIFIED HARDWARE                         X
------------------------------------------------------------------------------------------------------------------------------------
     E. INTELLIGENCE INFORMATION:              X     E. PERFORM SERVICES ONLY                                                   X
------------------------------------------------------------------------------------------------------------------------------------
        (1) Sensitive Compartmented                  F. HAVE ACCESS TO U.S. CLASSIFIED INFORMATION OUTSIDE THE U.S.,
            Information (SCI)                  X     PUERTO RICO, U.S. POSSESSIONS AND TRUST TERRITORIES                        X
------------------------------------------------------------------------------------------------------------------------------------
        (2) Non-SCI                            X     G. BE AUTHORIZED TO USE THE SERVICES OF DEFENSE TECHNICAL
                                                     INFORMATION CENTER (DTIC) OR OTHER SECONDARY DISTRIBUTION CENTER           X
------------------------------------------------------------------------------------------------------------------------------------
     F. SPECIAL ACCESS INFORMATION             X     H. REQUIRE A COMSEC ACCOUNT                                                X
------------------------------------------------------------------------------------------------------------------------------------
     G. NATO INFORMATION                       X     I. HAVE TEMPEST REQUIREMENTS                                               X
------------------------------------------------------------------------------------------------------------------------------------
     H. FOREIGN GOVERNMENT                           J. HAVE OPERATIONS SECURITY (OPSEC) REQUIREMENTS                           X
     INFORMATION                               X
------------------------------------------------------------------------------------------------------------------------------------
     I. LIMITED DISSEMINATION                        K. BE AUTHORIZED TO USE THE DEFENSE COURIER SERVICE                        X
     INFORMATION                               X
------------------------------------------------------------------------------------------------------------------------------------
     J. FOR OFFICIAL USE ONLY                        L. OTHER
     INFORMATION                       X             (Specify)
-----------------------------------------------------
     K. OTHER (Specify)
------------------------------------------------------------------------------------------------------------------------------------
     DD Form 254 DEC 90                              Previous editions are obsolete

------------------------------------------------------------------------------------------------------------------------------------
12. PUBLIC RELEASE.  Any information (classified or unclassified) pertaining to this contract shall be released for public dissemination except as provided by the Industrial Security Manual or unless it has been approved for public release by appropriate
U.S. Government authority.  Proposed public releases shall be submitted for approval prior to release

[ ]     Direct       [X]      Through (Specify)

COMMANDER SPACE AND NAVAL WARFARE SYSTEMS COMMAND

(SPAWAR OOL) 2451 CRYSTAL DRIVE, ARLINGTON, VA 22245-5200

to the Directorate for Freedom of Information and Security Review, Office of the Assistant Secretary of Defense
(Public Affairs) *for review.
In the case of non-DOD User Agencies, requests for disclosure shall be submitted to that agency.

------------------------------------------------------------------------------------------------------------------------------------
13.  SECURITY GUIDANCE.  The security classification guidance needed for this classified effort is identified below.  If any difficulty is encountered in applying this guidance or if any other contributing factor indicates a need for changes in this guidance, the contractor is authorized and encouraged to provide recommended changes; to challenge the guidance or the classification assigned to any information or material furnished or generated under this contract; and to submit any questions for interpretation of this guidance to the official identified below.  Pending final decision, the information involved shall be handled and protected at the highest level of classification assigned or recommended.  (Fill in as appropriate for the classified effort.
Attach, or forward under separate correspondence, any documents/guides/extracts referenced herein.  Add additional pages as needed to provide complete guidance.)

MATERIAL GENERATED UNDER THIS CONTRACT SHALL PERPTUATE THE CLASSIFICATION/DOWNGRADING/DECLASSIFICATION OF SOURCE MATERIAL.  THE
HIGHEST CLASSIFICATION FOR THIS CONTRACT IS SECRET.

VISIT REQUEST TO ACTIVITIES OTHER THAN COMSPAWARSYSCOM (PD 17) SHALL HAVE "NEED-TO-KNOW" CERTIFIED BY
COMSPAWARSYSCOM (PMW 176).



------------------------------------------------------------------------------------------------------------------------------------
ESTIMATED COMPLETION DATE                COGNIZANT COTR//PROGRAM MANAGER, NAME, CODE, TEL. NO.
------------------------------------------------------------------------------------------------------------------------------------
30 SEPTEMBER 2000                        CAPT SLAGHT, PMW 176 602-3950
------------------------------------------------------------------------------------------------------------------------------------

14.  ADDITIONAL SECURITY REQUIREMENTS.  Requirements, in addition to ISM requirements, are established for this contract.
                                                                                              [ ]      YES      [X]      NO


       (If Yes, identify the pertinent contractual clauses in the contract document itself, or provide an appropriate statement which identifies the additional requirements.
Provide a copy of the requirements to the cognizant security office.
       Use Item 13 if additional space is needed.)



------------------------------------------------------------------------------------------------------------------------------------
15.  INSPECTIONS. Elements of this contract are outside the inspection responsibility of the cognizant security office.
                                                                                              [ ]      YES      [X]      NO


(If Yes, explain and identify specific areas or elements carved out and the activity responsible for inspections.  Use Item 13 if additional space is needed.)
See Item 13
------------------------------------------------------------------------------------------------------------------------------------
16.  CERTIFICATION AND SIGNATURE.  Security requirements stated herein are complete and adequate for safeguarding the classified information to be released or generated under this classified effort.  All questions shall be referred to the official named below.
------------------------------------------------------------------------------------------------------------------------------------
a.  Typed name of certifying         b.  TITLE                            c.  TELEPHONE (Include Area Code)
official                                                                      703-602-8740
Katherine H. weick                   CONTRACTING OFFICER FOR SECURITY MATTERS
------------------------------------------------------------------------------------------------------------------------------------
d.  ADDRESS (Include Zip Code)                               17.  REQUIRED DISTRIBUTION

COMMANDER                                                    [X]   a.  CONTRACTOR
                                                           ---------
SPACE AND NAVAL WARFARE SYSTEMS COMMAND, (07-2)              [ ]   b.  SUBCONTRACTOR
                                                           ---------
2451 CRYSTAL DRIVE, ARLINGTON, VA 22245-5200                 [X]   c.  COGNIZANT SECURITY OFFICE FOR PRIME AND SUBCONTRACTOR
--------------------------------------------------------------
e.  SIGNATURE                                                [ ]   d. U.S. ACTIVITY RESPONSIBLE FOR OVERSEAS SECURITY ADMINISTRATION
                                                          ---------

                                                             [X]   e.  ADMINISTRATIVE CONTRACTING OFFICER
                                                           ---------
                                                             [X]   f.  OTHERS AS NECESSARY
 [SIG]                                  8/16/96
------------------------------------------------------------------------------------------------------------------------------------
DD Form 254 Reverse, DEC 90

                                STATEMENT OF WORK

                                       FOR

                   MANAGEMENT AND PROGRAM SUPPORT SERVICES FOR

                           PROGRAM DIRECTORATE (PD) 70






















                                  22 JUNE 1995



                                                                  ATTACHMENT "A"

                                STATEMENT OF WORK

1.0  SCOPE

This Statement of Work identifies program and financial management support efforts required to support the Integrated Command, Control, Communications, Computers, and Intelligence (C4I) Systems Program Directorate (PD 70) to include staff codes and PMWs. To accomplish this SOW, the contractor shall have extensive experience in program management (especially as applicable to satellite communications and submarine communications), financial management, cost analysis, information management, foreign military sales, installation and inventory management, and configuration management.

1.1  BACKGROUND

     The C4I Directorate manages efforts in the Department of the Navy relating to Advanced Command, Control and Communications Systems and Applications, Transmission, Display, Satellite Communications, Submarine Communications, Strategic and Tactical Communications, Meteorological, Navigation, Environmental, Electronic Combat Surveillance Systems, and Data Links; and is responsible for directing and supervising the establishment of requirements; assuring that delivery of material meets schedules; assuring the procurement of plans for installation of SPAWAR equipment/systems are in agreement with command commitments; and reporting the status of progress to participating activities.

     The requirement for intensive management to coordinate, integrate, and interface development, production, and deployment dictates that a diversity of manpower resources be available to assist the individual project leaders in the project offices as an aggregate.

1.2  PERFORMANCE REQUIREMENTS

     This is an on-going level of effort contract requiring continuous support from the contractor. The contractor shall be familiar with the organizational functions and responsibilities of PD 70 and be capable of accepting explicit technical directions from, responsibility and providing detailed management support to, the PD 70 organizational elements.


1.2.1     PERFORMANCE STRUCTURE

     Work performed by each organizational element within PD 70 is divided into programs and projects to facilitate acquisition management. Accordingly, the contractor support function will be categorized into specific functions under the sponsorship of a major organizational element. The contractor shall establish an effective and efficient organization for this program and management support effort and be capable of assuring a quick response capability to PD 70. The contractor shall provide program management and financial management support to the PD 70 elements as outlined in this SOW and as further defined and amplified through the issuance of technical direction. The level of effort associated with this contract will be relatively constant, subject to minor fluctuations to accommodate short-term, quick-reaction projects or tasks. This level of effort is designed to permit the contractor to employ a professional/support work force, who will be dedicated to PD 70 and who will become knowledgeable of, and proficient in, the various PD 70 projects, thereby increasing the value of the service received under the contract.

2.0  APPLICABLE DOCUMENTS

     SPAWARINST 5430.1C Organizational Manual for SPAWAR SPAWARINST 4200.26A Procedures for Effective Acquisition of
                         SPAWAR Systems, Equipment and Support
                         Services
     SPAWARINST 4400.9   Planning/Budgeting for Initial Supply
                         System
     SPAWARINST 4720.3   FMP Responsibilities
     SPAWARINST 5040.4B Data Requirements Review Board SPAWARINST 5200.16A Data Management Plan
     SPAWARINST 5200-22  Computer Resources Acquisition
                         Management
     SPAWARINST 5200-23  Computer Software Life Cycle Management
                         Guide
     SPAWARINST 7000.13  Cost and Schedule Reporting
     SPAWARINST 7300.6B  Accounting Guidance Manual
     SPAWARINST 7720.4A  Cost Estimating and Analysis Program
                         NAVCOMPT Manual Volume VII
     MIL-M-9868          Microfilming of Engineering Documents,
                         35mm, Requirements for
     DOD-STD-100         Engineering Drawing Practices
     MIL-STD-961         Outline of Forms and Instructions for
                         the Preparation of Specifications and
                         Associated Documents
     MIL-STD-962         Outline of Forms and Instructions for
                         the Preparation of Military Standards
                         and Military Handbooks

     MIL-STD-5231.1C     Life Cycle Management and Approval
                         Requirements for Information Systems
                         Projects
     SECNAVINST 5200.2A  Implementation of Defense Acquisition
                         Management Policies, Procedures,
                         Documentation and Reports
     DI-A-5001A          Data Item Description

3.0  REQUIREMENTS

     Upon contract award, the contractor will initiate work efforts as directed in specific technical directions. The technical directions will provide specific instructions to clarify work, deliverables, schedules, and reporting requirements.

3.1  Program Management Support

The contractor shall provide program management support for the PD70 Integrated Command, Control, Communications, Computers and Intelligence (C41) project and staff offices to include: operational requirements interpretation and analyses; project planning, control and reporting; work process analyses; business process reengineering; life cycle management and support analyses; acquisition technical package generation; technical library support; and program data management. This support shall be required for all phases of acquisition: research and development, production and operational maintenance and support phases. Specific tasking shall include but not be limited to:

a. The contractor shall provide management support for systems, sub-systems and equipment during feasibility assessment, development, production, testing, fielding and life cycle support. These support services shall include monitoring project status, providing management status, analyzing management providing management systems for monitoring project analyzing management alternatives, providing resource allocation options in response to changing requirements or system performance.

b. The contractor shall provide data management support services for programs, projects and prime development or production contracts. These services shall include establishing and maintaining Contract Data Requirements List (CDRL) tracking capabilities; reviewing program, project or contract data for program impact, conformity to requirements, analyses of status; maintaining a technical library for program, project and contract data.

c. The contractor shall generate prime contract technical package documentation to conform to program requirements (statutory, regulatory and contractual) for acquisition of development and production systems, sub-systems and equipments.

d. The contractor shall provide and maintain the management capabilities to review programs and projects against operational, technical and regulatory performance criteria; and to support program/project audits.

e. The contractor shall analyze work processes, recommend alternatives, and assess impacts of internal and external process changes that may impact the execution of the project.

f. The contractor shall generate management applications for groupware utilization. These applications will reflect work process changes that transition manual work flow to computer-based processes. These applications may be for use on any management process identified in paragraph 3.1.

g. The contractor shall attend meetings and prepare reports in support of the program/project office in accomplishing the above tasks. The contractor will interact with various SPAWAR offices, field activities, and other government agencies in accomplishing the above tasks.

h. The contractor shall prepare visual and written briefing materials in support of the program/project office in accomplishing the above tasks.

i. The contractor shall provide management support in the preparation of draft position descriptions for civilian personnel. The contractor shall prepare these documents in accordance with specific guidance provided within the technical direction.

3.1.1     DELIVERABLE PRODUCT

The contractor shall provide assessments, special analyses, asset reports, schedules, interdependency networks, block diagrams, hardware delivery schedules, draft position descriptions, and briefing materials (view graphs and hard copies) in the area of Program Management Support.

3.1.2     SCHEDULE

     Documents are to be delivered as stated in the specific technical directions.

3.2  FINANCIAL MANAGEMENT SUPPORT

     The contractor shall furnish technical and management support for investigations and reports (to include a quick reaction capability) relating to the DoD planning, programming, budgeting system, budget execution, acquisition planning and analysis, and automated data processing. The contractor shall:

     a. Prepare, coordinate, consolidate, and assemble backup documentation from existing acquisition planning, technical data rationale, detailed system descriptions, and cost analyses.

     b. Assemble, from existing data budget hearing review books and backup material, information for budget submissions.

     c. Assemble and maintain current budget implementation planning data.

     d. Assemble and maintain status of out-year resource funding requirements, and provide assistance in POM preparation.

     e. Maintain, update, and improve the data base for the PD 70 business/ financial management information system.

     f. Operate the PD 70 Information Management Systems (IMS) in accordance with the effort described in paragraph 3.2.e above.

     g. Review and analyze financial documentation.

3.2.1     DELIVERABLE PRODUCTS

     The contractor shall provide written assessments of the financial impact on program development, budget hearing review books, status of resources programmed, revisions to Budget Implementation Planning Data, reports of variances in actual and planned encumbrances and obligations, reports of funds expenditure and program impact when significant variations are detected in program cost or schedule, procurement summaries, an automated financial data base, operation of the PD 70 IMS, and reports detailing advanced planning, programming, budgeting, execution and financial review data. Specific deliverable products are as follows:

     a. Based on inputs provided by PD 72P and the various PMW budget analysts, update and publish a summary of all work efforts by task and a PD 72P procurement status, which will serve as a base from which internal and external financial reports are derived and will provide an audit trail of financial transactions.

     b. Prepare PD 70 level, and as directed, PMW level financial reports including financial status, obligation status, documentation status and contract action summaries. Prepare material for the PD 70 monthly High Interest Program Review.

3.2.2     SCHEDULE

     Budget Implementation Planning Data shall be updated annually; procurement summaries, financial review data, and variance reports bi-weekly. Other reports are to be delivered as stated in specific technical directions.

3.3  COST ANALYSIS

     Cost/Schedule analysis shall be undertaken to monitor progress and changes in the contractor's cost and schedule performance. Analysis followed by reports shall be prepared to establish information that can be used in the planning and management of programs. The information shall permit both estimating of realistic program costs and schedules, and control of costs and schedules of ongoing work. Specific tasks include the following:

     a. Provide independent assessments of contractor cost, schedule, and technical performance. Develop documentation to assess accomplishment and performance objectives, and provide recommendations for corrective action, when applicable.

     b. Provide independently developed estimates of contract cost at completion.

     c. Monitor and evaluate the adequacy of contract funding for development, production, engineering, training, and software contracts.

     d. Evaluate the process of Engineering Change Proposal development and assess the cost and schedule impact of Engineering Changes to program and manufacturing schedules.

     e. Develop cost and time estimates for the development, production, fielding and operation of systems in terms of time, labor, material data, and other factors through the use of cost models, engineering and manufacturing inputs, program data, and other inputs.

     f. Conduct analyses to assess impacts and risks on programs resulting from external decisions such as budget or delivery schedule changes, directed acquisition strategy, or changes in the procurement policies and regulations.

3.3.1     DELIVERABLE PRODUCTS

     The contractor shall provide assessments, estimates, evaluation and impact studies in the area of cost/schedule assessment and cost estimating for the various programs under PD 70's cognizance.

3.3.2     SCHEDULE

     Documents are to be delivered as stated in the specific technical direction.

3.4  INFORMATION MANAGEMENT SUPPORT

     The contractor shall provide information system design and application developments as directed by, and as required by PD 70, and/or various individual PD70 Program Directors, PMWs or matrix codes. These services shall consist of application design, installation, maintenance, and local area network services to ensure application(s) functionality. Data Entry services for the various applications shall be provided, if required in the Program Directorate office and in the contractor's office. Backup local area network services shall be provided, if required by PD 70 or its various PMWs or functional organizations to ensure total integration of software applications into PD 70 LAN system.

3.4.1     DELIVERABLE PRODUCTS

          The contractor shall provide when required,

               a. Software design applications

               b. Software integration services

               c. Software maintenance services

               d. LAN integration and maintenance

3.4.2     SCHEDULE

     The contractor shall deliver software design and other services as specified in individual technical directions.

3.5  FOREIGN MILITARY SALES SUPPORT

     The contractor shall provide foreign military sale support (FMS). In accomplishing this task, the contractor shall provide one or more of the following services as specified by individual technical directions.

3.5.1     PROJECT MONITORING AND REPORTING

     The contractor shall monitor and track project status for FMS projects. The monitoring shall address time phasing of critical events/milestones and resources required to meet objectives. The monitoring shall provide the Government with the capability to assess status of program goals, and validity of proposed schedules and cost estimates. The contractor shall participate in FMS program and country program reviews as required and assist the FMS case managers in tracking and reporting on actions resulting from these reviews.

3.5.1.1   DELIVERABLE PRODUCTS

     To satisfy the requirements of paragraph 3.5.1, the contractor shall:

     a. Deliver reports identifying project status and the time phasing of critical events/milestones.

     b. Generate briefing and presentation materials to include bubble charts, GANT charts, and financial summary charts for FMS program and country reviews.

3.5.1.2   SCHEDULE

     As required in individual task statements.

3.5.2     FINANCIAL MANAGEMENT

     The contractor shall perform financial accounting services for specified FMS cases and shall establish a financial management control system to track requisitions, funding documents, and contracts resulting from implemented FMS cases. This system will provide information regarding initiations, obligations, and available funding at the requisition, line item, and case level. The contractor shall maintain and interpret various FMS accounting reports generated from Management Information System for International Logistics (MISIL) and Standard Accounting and Reporting System (STARS) and assist the FMS case managers in reconciliation of financial records. The contractor shall develop revised Price and Availability (P&A) data to support FMS case modifications and amendments.

3.5.2.1   DELIVERABLE PRODUCTS

     To satisfy the requirements of paragraph 3.5.2, the contractor shall deliver the following:

     a. Financial Management Reports for specified FMS cases.

     b. Revised P&A data for specified FMS cases.

     c. Correspondence regarding FMS funding levels and reconciliation efforts.

3.5.2.2   SCHEDULE

     As required in individual technical directions.

3.5.3     CONFIGURATION MANAGEMENT

     The contractor shall establish, maintain, and update configuration management data files for FMS systems and equipment. The contractor shall provide information on Software Change Proposals (SCP), Engineering Change Proposals (ECP), System Trouble Reports (STR), and documentation updates affecting FMS cases.

3.5.3.1   DELIVERABLE PRODUCTS

     To satisfy the requirements of paragraph 3.5.3, the contractor shall deliver the following:

     a. Equipment configuration management data base for specified countries. The data base is to include, NSN, ECP, documentation, field change, and delivery information for various equipment being procured by foreign countries through the FMS program.

     b. Correspondence relating to configuration management matters.

3.5.3.2   SCHEDULE

     As required in individual technical directions.

3.6  INSTALLATION AND INVENTORY MANAGEMENT

     The contractor shall perform inventory and installation management for equipment and systems. In accomplishing this task, the contractor shall:

     a. Generate installation plans for equipment and systems. The contractor shall generate regular reports identifying equipment requirements, shipping schedules, contractor delivery schedules, and installations planned and completed.

     b. Review SHIPALT proposals required to install equipment and systems including SHIPALT proposals prepared by other activities. The contractor shall recommend changes and action based on the review of SHIPALT documentation.

     c. Maintain a SHIPALT data base and reporting system describing the status of SHIPALT documentation including Proposed Military Improvements, Proposed Technical Improvements, Justification/Cost Forms, Ship Alteration Records, drawing developments as well as financial information pertinent to the Fleet Modernization Program.

     d. Review Installation Control Drawings, Ship Installation Drawings, equipment testing procedures, Shipboard Operational Verification Test plans, and Pre-Installation Test and Checkout requirements. The contractor shall recommend changes and action based on review.

     e. Determine the ability to execute the Fleet Communications Planning and Programming (FCPP) program by analysis of budget data, Alteration Installation Team plans, Fleet Maintenance Program Management Information System information, Ship Project Directives, SHIPALT documentation and the equipment availability situation. The contractor shall report on the analysis and recommend action to improve implementation of the FCPP based on results of the analysis.

     f. Analyze problems experienced during installation of equipment and systems. The contractor shall recommend action to resolve installation problems including modification of installation procedures, logistic support improvements, engineering/design changes, and documentation changes and additions.

     g. Maintain inventory records and installation plans using a data base program compatible with government systems. The contractor shall participate in data links with SPAWAR activities and shall utilize his own equipment to communicate via modem.

     h. Maintain financial records associated with SCN installations and review Ship Project Directives.

     i. Review Alteration Installation Team (AIT) involvement in the installation of equipment. The contractor shall recommend AIT schedules, generate AIT tasking documents and track AIT installations.

3.6.1     DELIVERABLE PRODUCTS

     The contractor shall deliver plans and reports as specified in individual task orders.

3.6.2     SCHEDULE

     The schedule for deliverables will be defined in the specific technical directions.


3.7  CONFIGURATION MANAGEMENT

     The contractor shall furnish technical and management support resources for studies, analyses, reports and technical documentation related to configuration management. The contractor shall:

     a. Analyze the currency of configuration management policy, procedures, and reports. Recommend revisions to the configuration management documents.

     b. Develop procedures for the management of contractual data to include: requirements determination, schedule, quality inspection and acceptance, distribution, disposition and maintenance. Monitor contractor performance for quality and delivery on contractual data items to include development and maintenance of a data item tracking system.

     c. Develop procedures for the operation and maintenance of the document, data, software media, and drawings libraries, including input, storage, retrieval, disposition, classified material handling and change control.

     d. Maintain master files created for tracking the status of new requirements expressed by the operating forces and mission sponsors.

     e. Contribute to the configuration control functions by reviewing engineering change proposals, waivers and deviations. Formulate configuration control board agenda. Attend Configuration Control Board Meetings with Navy representatives and prepare technical documents to implement approved changes. Establish, monitor and participate in configuration status accounting of both hardware and software.

     f. Create listings of proposed and/or approved configuration changes. Determine and record the current status and planned schedule for completion of each change.

     g. Attend (with program representatives) planning, scheduling and technical meetings conducted by industry and government and support the accomplishment of objectives presented and their compliance with DOD policy and procedures guidance.

     h. Develop an identification and tracking system for the directorate for the management of technical documentation specific in contracts/tasks. Extract status information for each data item contracted for. Analyze the impact of late delivery of technical documentation.

     i. Review data management plans and schedules submitted by other contractors and government agencies and analyze the impact of late delivery of technical documentation.

     j. Create a repository/library for baseline drawings. baseline documents, interface documents, technical documents and other data delivered to the directorate as a Contract Data Requirements List (CDRL) item. Generate listings of items received, held, and disposed of.

     k. Review configuration management proposals, studies, reports, statements of work, plans, and procedures submitted to the directorate by activities participating in Command Systems programs for conformance to configuration management policy and procedures and evaluate the impact of on-going and future program configuration management efforts.

     l. Evaluate contractor development plans, configuration management procedures, library controls, development procedures, quality assurance programs, software support facility plans, and test plans and procedures for adherence to contract requirements and intracompatibility in providing quality control of the delivered and items, software, and related technical documentation.

     m. Review specifications, technical documentation, plans and other Contract Data Requirements List (CDRL) items delivered from contracts. Identify deviations from contractual requirements, schedules, specifications, and standards. Analyze these deliverables for intracompatibility in delivering a quality end item and all associated data.

     n. Review coordination/control drawings and WSICDS, originated by other contractors and government activities, for conformance to contractual requirements, specifications, and standards. Contribute to the approval and authentication process of control drawings referred to the directorate for coordination.

     o. Attend (with Program representatives) and evaluate the preliminary and critical design reviews, software design walk-through, functional and physical configuration audits, and acceptance testing. Develop agendas and formulate reports of the proceedings; investigate problems, discrepancies and recommend alternatives/solutions.

     p. Develop inventory management procedures and maintain inventory status for PD 70 hardware and software, to include: inventory control for hardware/software, disposal of excess hardware, and temporary storage of hardware.

3.7.1     DELIVERABLE PRODUCTS

     The contractor shall deliver plans, reports, and studies as specified in individual technical directions.

3.7.2     SCHEDULE

     The schedule for deliverables will be defined in the specific task assignment.

4.0  REPORTING

     The contractor shall prepare reports, including work progress, status of assigned task, and cost reporting in accordance with DI-A-5001A. The reports shall be submitted monthly beginning 15 days after the end of the first month of the contract and shall be distributed as follows:

     One copy each to PD 70A, PD 72P, PMW 176 and PMW 173.

     The reports shall be typewritten on white paper, approximately 8.5" x 11" and securely stapled at the left side. The reports shall include, but are not limited to the following:

     a. Contractor's name and address

     b. Contract number

     c. Date of report

     d. Title

     e. Serial number of report

     f. Period covered by report and Accounting Classification Reporting Number.

     g. Description of progress made during period reported, including problem areas encountered and recommendations, if any, for subsequent solution beyond scope of this contract.

     h. Results obtained related to previously identified problem areas.

     i. Man-hours planned and expended for the reporting period and cumulatively during the contract.

     j. Cost curves portraying actual/projected conditions by line item and cumulative for the contract.

     k. Cost incurred for the reporting period and total contractual expenditures as of reporting date, by line item accumulated and reported by task and by line task.

     i. Trips and signature results, if applicable.

     m. Contract schedule status.

     n. Plans for activities during the following period, if applicable.

     o. Name of person(s) preparing report, including telephone number.

     Reports shall bear the signature of the individual task leader preparing the report, as well as the signature of the program manager reviewing the report, and the signature of the contractor's approving and releasing authority. A final report at the completion of the contract is required.